EXHIBIT 10.4


                          AMENDMENT TO PROMISSORY NOTE
                            RE: EXTENSION OF DUE DATE
                                  ("EXTENSION")

One Hundred Thousand Dollars                    Encino (Los Angeles), California
($100,000)                                                     December 15, 2005


         On or about February 16, 2005, FUTURA PICTURES, INC., a Delaware corporation ("MAKER"), as maker, executed a promissory note in favor of BUDDY YOUNG ("HOLDER"), in an amount not to exceed One Hundred Thousand Dollars ($100,000) , with interest thereon from February 16, 2005, on the outstanding principal balance at the rate eight percent (8%) per annum (the "NOTE"). The NOTE required that all outstanding principal and interest to be paid by MAKER to HOLDER no later than December 31, 2006.

         HOLDER and MAKER now mutually desire to amend the note and extend the payment due date from December 31, 2006 to June 30, 2007.

         HOLDER and MAKER hereby execute this EXTENSION and amend the NOTE as follows:

         HOLDER hereby confirms and agrees to an extension of the payment date for all outstanding balances of principal and interest due HOLDER by MAKER under the NOTE from December 31, 2006 to June 30, 2007. Accordingly, the NOTE shall be due and payable in full no later than June 30, 2007.

         All other terms and conditions of the NOTE shall remain in full force and effect, including those which require HOLDER to provide up to One Hundred Dollars ($100,000) to cover any of MAKER's financial shortfalls through December 31, 2006.

         Acknowledged, confirmed and agreed by HOLDER this 15th day of December, 2005.

Maker:

FUTURA PICTURES, INC., a Delaware corporation


By:    /S/ L. STEPHEN ALBRIGHT
       ----------------------------------
           L. STEPHEN ALBRIGHT, Secretary


Acknowledged, confirmed and agreed by HOLDER,

                                       /S/ BUDDY YOUNG
                                       -----------------------------------
                                           BUDDY YOUNG